Exhibit 23(j)(ii) under Form N-1A
                                              Exhibit 23 under Item 601/Reg. S-K

                         CONSENT OF INDEPENDENT AUDITORS

We consent to the reference to our firm under the caption "Independent Auditors" in the Statement of Additional Information, which is included in Post-Effective Amendment Number 9 to the Registration Statement (Form N-1A, No. 333-83397) of the Huntington VA Funds.


                                                           /s/ Ernst & Young LLP

Columbus, Ohio
April 29, 2004